SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             ___________________

                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): October 25, 2001
                             ___________________

                            AMERIGON INCORPORATED
            (Exact name of registrant as specified in its charter)
                             ___________________

             California             0-21810            95-4318554
   (State or other jurisdiction of(Commission       (I.R.S. Employer
   incorporation or organization)File Number)      Identification No.)

                            5462 Irwindale Avenue
                         Irwindale, California 91706
                                (626) 815-7400
 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             ___________________

Item 5.  Other Events.

      On October 25, 2001, Amerigon Incorporated issued a press release announcing changes in its senior management effective on that date. A copy of the October 25, 2001 press release is attached hereto as Exhibit 99.1.



Item 7.  Financial Statements and Exhibits.

      (c)   Exhibits.

      Exhibit 99.1: Press Release issued by Amerigon Incorporated (the "Company") on October 25, 2001 announcing changes in the Company's senior management effective on that date.


SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              AMERIGON INCORPORATED


                              By:       /s/ Sandra L. Grouf
                                    Sandra L. Grouf
                                    Secretary

Date:  October 26, 2001


                                EXHIBIT INDEX

Exhibit
No.         Description

99.1 Press release issued by Amerigon Incorporated (the "Company") on October 25, 2001 announcing changes in the Company's senior management effective on that date.


                      [Amerigon Incorporated Letterhead]

For Release on October 25, 2001                    Contact: Allen & Caron Inc.
                                                           Jill Cieslak
            (investors)
                                                           jill@allencaron.com
                                                           Len Hall (media)
                                                           len@allencaron.com
                                                   Phone:  (949) 474-4300

                        AMERIGON APPOINTS BUD MARX CEO

IRWINDALE, CA (October 25, 2001)...Amerigon Incorporated (Nasdaq:ARGN) today announced that its Board of Directors has appointed Oscar B. (Bud) Marx, 62, CEO of Amerigon, effective immediately, replacing Richard A. Weisbart, 55, who resigned to take a position with another company. Weisbart will remain with the Company until November 9.

      Marx is currently Chairman of Amerigon and President of TMW Enterprises (a major shareholder of Amerigon). Prior to joining TMW Enterprises, Marx retired from Ford Motor Company in 1994 as Vice President of the component manufacturing group, now known as Visteon, following a 32-year career with Ford.

      "Amerigon has a strong operating team, and we are beginning to achieve significant penetration of the market with our proprietary Climate Control Seat(tm) (CCS(tm))," Marx said. "I am looking forward to leading Amerigon in realizing its potential to be a major player in value-added seating.

      "We wish Rick the best in his new position," Marx added, "and thank him for his leadership and contributions as the Company successfully commercialized and launched CCS."

About Amerigon

      Amerigon, headquartered in Irwindale, CA, develops, manufactures and markets proprietary high technology products for automotive original equipment manufacturers (OEMs). The Company's Climate Control Seat(tm) (CCS(tm)) significantly enhances individual driver and passenger comfort in virtually all climatic conditions by providing cooling and heating to seat occupants, as desired, through an active, thermoelectric-based temperature management system. Amerigon maintains a sales and technical support center in Detroit, and sales and technical support centers in both Japan and Germany.

      For additional investor relations information visit the Allen & Caron Inc. web site at www.allencaron.com.

      Certain matters discussed in this release, including, financing requirements, are forward-looking statements that involve risks and uncertainties, and actual results may be different. Such risks and uncertainties include Amerigon's ability to obtain long-term financing. Please also refer to Amerigon's Securities and Exchange Commission files and reports, including but not limited to the Registration Statement on Form S-3 filed on July 24, 2000, the Form 10-K for the year ended December 31, 2000 and the Form 10-Q for the quarter ended June 30,
2001.